Capital Group International Focus Equity
ETF (CGXU)
Investment portfolio
August 31, 2026
unaudited

Common stocks 97.01% Information technology 21.10%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	5,801,000	$439,802
SK hynix, Inc.	138,016	168,814
SK hynix, Inc. (ADR) (a)	452,937	74,544
Samsung Electronics Co., Ltd.	916,612	174,134
ASML Holding NV	85,372	143,966
ARM Holdings PLC (ADR) (b)	525,458	127,114
Fujitsu, Ltd.	2,719,400	65,862
Tokyo Electron, Ltd.	163,200	57,659
Zhongji Innolight Co., Ltd., Class H (b)	225,829	29,646
Zhongji Innolight Co., Ltd., Class A	203,500	25,798
Keyence Corp.	103,800	54,359
Bending Spoons SpA (a)(b)	1,012,841	41,881
eMemory Technology, Inc.	297,000	22,470
		1,426,049
Industrials 18.28%
Recruit Holdings Co., Ltd.	1,786,100	203,654
Airbus SE, non-registered shares	683,074	156,495
Hitachi, Ltd.	3,930,600	133,800
Vestas Wind Systems AS	3,180,064	105,649
Techtronic Industries Co., Ltd.	5,022,500	86,822
MTU Aero Engines AG	194,952	79,732
Rolls-Royce Holdings PLC	3,292,849	68,275
Diploma PLC	658,941	65,447
Melrose Industries PLC	7,393,018	51,610
Marubeni Corp.	1,552,700	47,898
RELX PLC	1,270,400	45,996
Ryanair Holdings PLC	1,702,735	45,885
Innio NV (b)	2,124,781	42,921
Siemens Energy AG	222,117	36,682
WEG SA	3,412,301	33,026
IHI Corp.	1,843,600	30,952
		1,234,844
Financials 14.53%
Banco Bilbao Vizcaya Argentaria SA	4,218,798	122,655
Mizuho Financial Group, Inc.	2,058,300	111,103
KB Financial Group, Inc.	873,029	110,548
Nu Holdings, Ltd., Class A (b)	7,461,730	108,568
Munchener Ruckversicherungs-Gesellschaft AG	158,365	95,433
3i Group PLC	2,027,331	77,686
Standard Chartered PLC	2,631,581	77,627
Japan Post Bank Co., Ltd.	2,778,000	59,212
AIA Group, Ltd.	5,922,600	57,613
Tokio Marine Holdings, Inc.	1,039,500	50,150
Abu Dhabi Islamic Bank PJSC	6,752,392	42,100
Capital Group International Focus Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Bank Central Asia Tbk PT	97,146,000	$35,508
Brookfield Corp., Class A (CAD denominated)	816,447	33,625
		981,828
Materials 13.56%
First Quantum Minerals, Ltd. (b)	11,228,132	373,474
Grupo Mexico, SAB de CV, Series B	11,421,861	156,996
Anglo American PLC	1,803,404	104,318
Lundin Mining Corp.	3,522,126	94,308
Ivanhoe Mines, Ltd., Class A (b)	8,986,677	78,523
Glencore PLC	5,725,757	46,209
Buzzi SpA	683,950	32,620
Shin-Etsu Chemical Co., Ltd.	783,600	29,544
		915,992
Communication services 8.91%
SoftBank Group Corp.	8,994,500	292,779
Tencent Holdings, Ltd.	1,786,700	103,257
Bharti Airtel, Ltd.	3,972,668	75,625
Space Exploration Technologies Corp., Class A (b)	356,165	51,177
Singapore Telecommunications, Ltd.	12,605,200	45,022
Publicis Groupe SA	291,937	34,232
		602,092
Consumer discretionary 7.87%
Compagnie Financiere Richemont SA, Class A	401,630	95,470
Moncler SpA	1,368,942	74,909
MercadoLibre, Inc. (b)	37,204	72,035
Fast Retailing Co., Ltd.	136,300	61,815
Sea, Ltd., Class A (ADR) (b)	505,702	57,387
Kering SA	156,139	46,075
Industria de Diseno Textil SA	668,522	45,038
Maruti Suzuki India, Ltd.	312,146	44,427
Hyundai Motor Co.	117,932	34,770
		531,926
Health care 3.51%
Novo Nordisk AS, Class B	2,781,744	126,391
Argenx SE, non-registered shares (b)	82,607	84,016
WuXi AppTec Co., Ltd., Class H	1,115,000	26,927
		237,334
Consumer staples 3.30%
British American Tobacco PLC (ADR)	1,767,576	98,224
Nestle SA	798,134	77,824
L’Oreal SA, non-registered shares	104,728	46,798
		222,846
Energy 3.14%
Cenovus Energy, Inc.	5,446,986	174,970
Reliance Industries, Ltd.	2,767,929	37,136
		212,106
Capital Group International Focus Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Utilities 2.81%	Shares	Value (000)
Engie SA	3,222,565	$92,082
Gulf Development PCL, foreign registered shares	28,284,167	53,950
SSE PLC	1,322,326	43,880
		189,912
Total common stocks (cost: $4,985,659,000)		6,554,929
Preferred securities 0.66% Financials 0.66%
Itau Unibanco Holding SA, preferred nominative shares	5,869,915	44,770
Total preferred securities (cost: $50,259,000)		44,770
Short-term securities 2.26% Money market investments 2.26%
Capital Group Central Cash Fund 3.78% (c)(d)	1,526,607	152,645
Total short-term securities (cost: $152,646,000)		152,645
Total investment securities 99.93% (cost: $5,188,564,000)		6,752,344
Other assets less liabilities 0.07%		4,399
Net assets 100.00%		$6,756,743
Investments in affiliates (d)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 2.26%
Money market investments 2.26%
Capital Group Central Cash Fund 3.78% (c)	$228,247	$744,454	$820,050	$(4)	$(2)	$152,645	$1,722

(a)	All or a portion of this security was on loan.
(b)	Non-income producing.
(c)	Rate represents the seven-day yield at 8/31/2026.
(d)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Capital Group International Focus Equity ETF — Page 3 of 5

unaudited
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group International Focus Equity ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-303-1026
Capital Group International Focus Equity ETF — Page 5 of 5